UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue West, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)            Appointment of New Director

On October 18, 2018, Security Federal Corporation ("Company") announced that Jessica T. Cummins had been appointed as a director of the Boards of Directors of the Company and its financial institution subsidiary, Security Federal Bank ("Bank").  Ms. Cummins has been Chief Financial Officer of the Company and the Bank since June 2014 and is a Certified Public Accountant.  Prior to that, she served as the Treasurer of the Company since joining the Company and the Bank in 2007.  It is not yet known to which committee(s) of the Company or the Bank Ms. Cummins will be appointed.  For additional information concerning Ms. Cummins's appointment, please refer to the press release dated October 22, 2018, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Ms. Cummins and any director or other executive officer of the Company or the Bank and Ms. Cummins was not appointed as a director pursuant to any arrangement or understanding with any person.  Ms. Cummins has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)            On October 18, 2018, the Company's Board of Directors determined to increase the size of its Board of Directors from ten (10) to eleven (11) members in connection with the appointment of Jessica T. Cummins to the Company's and the Bank's Boards of Directors.  A copy of the Company's amended and restated bylaws are attached hereto as Exhibit 3.2.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index.

3.2            Amended and Restated Bylaws of Security Federal Corporation.

99.1            Press Release of Security Federal Corporation dated October 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: October 24, 2018	By:	/s/ J. Chris Verenes
J. Chris Verenes
Chief Executive Officer